UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2019

SENIOR HOUSING PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Senior Housing Properties Trust.
Item 2.02. Results of Operations and Financial Condition.
On January 14, 2019, we announced that the incentive management fee payable for the 2018 calendar year under our business management agreement dated June 5, 2015, or the Agreement, with The RMR Group LLC, or RMR LLC, is $40.6 million. The incentive management fee is payable by us in cash by January 30, 2019, and we will recognize this expense in our financial statements as of and for the year ended December 31, 2018. Pursuant to the Agreement, the incentive management fee was measured based on our total shareholder return (as defined) in excess of the total shareholder return of the SNL U.S. REIT Healthcare Index, or the Index, for the three year measurement period ended December 31, 2018. For additional details regarding the calculation of the incentive management fee, see the full text of the Agreement, a copy of which is filed as Exhibit 10.2 to our Current Report on Form 8-K dated June 5, 2015, and incorporated herein by reference.
WARNING CONCERNING FORWARD LOOKING STATEMENTS
THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE,
THIS CURRENT REPORT ANNOUNCES THAT AN INCENTIVE MANAGEMENT FEE IS PAYABLE BY THE COMPANY TO RMR LLC FOR THE YEAR ENDED DECEMBER 31, 2018 BASED ON THE COMPANY’S TOTAL SHAREHOLDER RETURN (AS DEFINED) EXCEEDING THE TOTAL SHAREHOLDER RETURN OF THE INDEX FOR THE MEASUREMENT PERIOD. ACHIEVING TOTAL SHAREHOLDER RETURNS IN EXCESS OF THE TOTAL SHAREHOLDER RETURNS OF THE INDEX IS SUBJECT TO VARIOUS FACTORS, MANY OF WHICH ARE OUTSIDE THE COMPANY’S CONTROL, INCLUDING THE RESULTS REFLECTED IN THE PERFORMANCE OF THE INDEX. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S TOTAL SHAREHOLDER RETURN WILL EXCEED THE TOTAL SHAREHOLDER RETURN OF THE INDEX IN FUTURE MEASUREMENT PERIODS.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN ITS PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY ITS FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF CHANGED CIRCUMSTANCES, NEW INFORMATION OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard W. Siedel, Jr.
	Name:	Richard W. Siedel, Jr.
	Title:	Chief Financial Officer and Treasurer

Date: January 14, 2019